SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Cohen & Steers REIT and Utility Income Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

280 Park Avenue, New York, New York 10017 (212) 832-3232

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[            ], 2008

To the Stockholders of

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Cohen & Steers REIT and Utility Income Fund, Inc., a Maryland corporation (the “Fund”), will be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on [            ], 2008 at [            ] New York City time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated [            ], 2008:

1. To elect three Directors of the Fund, to serve until the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and

2. To consider and vote upon such other business as may properly come before the Meeting or any postponements or adjournments thereof.

The holders of the Fund’s Auction Market Preferred Shares have equal voting rights with the holders of the Fund’s common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposal to elect Bonnie Cohen and Richard E. Kroon as Directors and with respect to any other business that may properly come before the Meeting. The holders of Auction Market Preferred Shares, voting separately as a class, will vote for the election of one Director, Willard H. Smith Jr., who has been designated as a Director to be elected by holders of the Fund’s Auction Market Preferred Shares (see “Proposal One: Election of Directors”).

THIS YEAR’S MEETING IS EXTREMELY IMPORTANT IN LIGHT OF THE NOMINATION OF A SLATE OF DIRECTORS BY A GROUP OF FUNDS CONTROLLED BY A DISSIDENT INVESTOR. THE BOARD OF DIRECTORS (THE “BOARD”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE CURRENT BOARD’S THREE NOMINEES AND AGAINST ANY OPPOSING NOMINEES THAT MAY BE PRESENTED AT THE MEETING.

Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote for your Board’s nominees by promptly signing, dating and returning the enclosed White Proxy Card, or by authorizing your proxy by telephone or the Internet as described in the enclosed White Proxy Card. We strongly urge you not to sign any proxy card that may be sent to you by any dissident investor. If you have previously returned a proxy card sent to you by a dissident investor or any person other than the Fund, you may change your vote by signing, dating and returning the enclosed White Proxy Card in the accompanying envelope, or by authorizing your proxy by telephone or the Internet as described in the enclosed White Proxy Card.

If you hold shares in a brokerage or bank account (in “street name”), your broker or bank cannot vote your shares this year for Proposal One (as it has in past routine annual meetings) unless you complete, sign and return promptly the voting instructions form your broker or bank will send you. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to voting by telephone or Internet.

The Directors have fixed the close of business on [            ], 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

By order of the Board of Directors,
/s/ Francis C. Poli
FRANCIS C. POLI
Secretary

New York, New York

[            ], 2008

YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed White Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also authorize your proxy by telephone or over the Internet as described in the enclosed White Proxy Card. In order to save the Fund any additional expense of further solicitation, please mail your proxy promptly.

PROXY STATEMENT

i

PROXY STATEMENT

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

280 Park Avenue

New York, New York 10017

(212) 832-3232

ANNUAL MEETING OF STOCKHOLDERS

[            ], 2008

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Cohen & Steers REIT and Utility Income Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund, to be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on [            ], 2008 at [            ] New York City time, and at any postponements or adjournments thereof (collectively, the “Meeting”). The solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, the Notice of Meeting and Proxy card, as well as any supplementary solicitations) will be borne by the Fund. In addition to soliciting proxies by mail, the Fund’s officers and employees of the Fund’s investment manager and The Altman Group, the Fund’s proxy solicitor, may solicit proxies by telephone. The Notice of Meeting, Proxy Statement and Proxy card are being mailed to stockholders on or about [            ], 2008.

THIS IS A VERY IMPORTANT ANNUAL MEETING OF STOCKHOLDERS OF THE FUND

A group of funds controlled by a dissident investor has nominated its own slate of directors. Your Board strongly believes that the Board’s nominees for re-election as Directors are better qualified than those nominated by the dissident investor and will better serve the interests of all stockholders.

Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote for your Board’s nominees by promptly signing, dating and returning the enclosed White Proxy Card, or by authorizing your proxy by telephone or the Internet as described in the enclosed White Proxy Card.

If you properly give your proxy by the Internet or telephonically or by executing and returning the enclosed White Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponements or adjournments thereof. Unless instructions to the contrary are marked, your votes will be cast FOR the election of the three Director nominees named under “Proposal One: Election of Directors” below. Your votes will be cast at the discretion of the proxy holders on any other matter that may properly have come before the Meeting or any postponements or adjournments thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more proposals. If you execute, date and submit a proxy card, you may revoke your proxy or change it by written notice to the Fund at its offices at 280 Park Avenue, New York, New York 10017 (Attention: Secretary), by submitting a subsequently executed and dated proxy or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, or by signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy submission or by attending the Meeting and casting your votes in person. Attending the Meeting will not automatically revoke your prior proxy.

In accordance with the Fund’s by-laws, the presence in person or by proxy of the holders of record of a majority of the shares of the Fund issued and outstanding and entitled to vote at the Meeting shall constitute a quorum at the Meeting. The presence in person or by proxy of the holders of record of a majority of the shares of the Fund’s issued and outstanding Auction Market Preferred Shares shall be required to constitute a quorum for the purpose of electing one director at the Meeting whose election will be voted on solely by the Fund’s Auction Market Preferred Shares voting separately as a class. If, however, a quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the chairman of the Meeting or the holders of a majority of the shares of the Fund present in person or by proxy (or a majority of votes cast if a quorum is present) shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. At any adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have no effect on the result of the vote for each proposal.

The Board of Directors has fixed the close of business on [            ], 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of the Fund as of [            ], 2008 consisted of [            ] shares of common stock and [            ] Auction Market Preferred Shares, liquidation preference $25,000 per share, each share being entitled to one vote and each fractional share being entitled to a proportional fractional share vote.

The most recent annual and semi-annual reports of the Fund, including financial statements, have been previously mailed to stockholders. If you have not received these reports or would like to receive additional copies free of charge, please contact Francis C. Poli, Secretary of the Fund, at 280 Park Avenue, New York, New York 10017, (800) 330-7348, and the reports will be sent promptly by first-class mail.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the Meeting, three Directors will be elected to serve until the Annual Meeting of Stockholders in 2011, and until their successors are duly elected and qualify. The persons nominated for Director by your Board are Bonnie Cohen, Richard E. Kroon and Willard H. Smith Jr. for terms to expire in 2011. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of these nominees. At the Meeting, the holders of the Fund’s Auction Market Preferred Shares will have equal voting rights with the holders of the Fund’s common stock (i.e., one vote per share), and will vote together with the holders of the Fund’s common stock as a single class on the election of Ms. Cohen and Mr. Kroon. The holders of the Fund’s Auction Market Preferred Shares, voting separately as a class, have the right to elect two Directors of the Fund. The holders of the Fund’s common stock do not have the right to vote with respect to the election of these two Directors, who are Martin Cohen and Willard H. Smith Jr. Mr. Smith is standing for re-election at the Meeting as his term expires in 2008. Mr. Cohen is not standing for re-election at the Meeting as his term does not expire until 2010. In addition to the Fund, each Board nominee also currently serves as a member of the Board of Directors for each of the 21 other funds within the Cohen & Steers fund complex.

Summary Of Voting Rights On Proposal One

	Common Shareholders	Auction Market Preferred Shareholders
Bonnie Cohen	[ ]	[ ]
Richard E. Kroon	[ ]	[ ]
Willard H. Smith Jr.	N/A	[ ]

At the Annual Meeting of Stockholders held on April 28, 2005, the Fund’s stockholders elected the Board of Directors for staggered terms. Accordingly, the term of office of only a single class of Directors will expire in 2008. The classification of the Board of Directors in this manner could delay for an additional year the replacement of a majority of the Directors. This system of electing Directors, which may be regarded as an “anti-takeover” provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund’s stockholders to change the majority of Directors.

The nominees have consented to serve as Directors. The Board knows of no reason why a nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board may recommend.

Certain information concerning Ms. Cohen, Mr. Kroon and Mr. Smith and the other members of the Board of Directors, as reported to the Fund, is set forth below:

Name, Address and Age*	Position Held with Fund	Recent Professional Experience (Including Other Directorships Held)	Length of Time Served**	Term of Office	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)
Independent Directors***

Bonnie Cohen Age: 65	Director	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director, Reis, Inc. (formerly Wellsford Real Property); Chair of the Board of Global Heritage Fund; Program member, The Moriah Fund; Advisory Committee member, the Posse Foundation; Board member, District of Columbia Public Libraries; Visiting Committee, Harvard Business School.	Since 2004	2011†	22

George Grossman Age: 54	Director	Attorney-at-Law.	Since 2004	2009	22

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Name, Address and Age*	Position Held with Fund	Recent Professional Experience (Including Other Directorships Held)	Length of Time Served**	Term of Office	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)

Richard E. Kroon Age: 65	Lead Director	Member of Investment Committee, Monmouth University. Retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former chairman of the National Venture Capital Association.	Since 2004	2011†	22

Richard J. Norman Age: 64	Director	Private Investor. Board of Directors, Maryland Public Television Foundation. Advisory Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	Since 2004	2010	22

Frank K. Ross Age: 64	Director	Professor of Accounting, Howard University. Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	Since 2004	2010	22

Willard H. Smith Jr. Age: 71	Director	Board member of Essex Property Trust, Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	Since 2004	2011†	22

C. Edward Ward, Jr. Age: 61	Director	Member of The Board of Trustees of Manhattan College, Riverdale, New York. Formerly head of closed-end fund listing for the New York Stock Exchange (the “NYSE”).	Since 2004	2009	22

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Name, Address and Age*	Position Held with Fund	Recent Professional Experience (Including Other Directorships Held)	Length of Time Served**	Term of Office	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)
Interested Directors***

Martin Cohen Age: 59	Director, Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and CNS. Prior thereto, President of the Advisor.	Since 2004	2010	22

Robert H. Steers Age: 54	Director, Co-Chairman	Co-Chairman and Co-Chief Executive Officer of the Advisor and CNS. Prior thereto, Chairman of the Advisor.	Since 2004	2009	22

*	The address of each Director is c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017.

**	Represents the year in which the Director was first elected or appointed to the Fund.

***	Each of Mr. Cohen and Mr. Steers is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Act”), of the Fund (an “Interested Director”) because of his affiliation with Cohen & Steers Capital Management, Inc., the Fund’s investment manager (the “Advisor”), and its parent company, Cohen & Steers, Inc. (“CNS”). The other Directors are not “interested persons” of the Fund and are sometimes referred to herein as “Independent Directors.” Ms. Cohen and Mr. Cohen are not related.

†	If elected at the Meeting.

The Fund does not have a policy with regard to the Directors’ attendance at annual meetings and none of the Independent Directors attended the Fund’s 2007 annual meeting.

During the Fund’s fiscal year ended December 31, 2007, the Board of Directors met 7 times. Each Director attended at least 75% of the aggregate number of meetings of the Board and the Committees for which he or she was a member. The Board has four standing Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee. The Directors serving on each Committee are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Act, and otherwise satisfy any applicable requirements for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the NYSE. The members of the Nominating and Contract Review Committees are Ms. Cohen and Messrs. Kroon, Grossman (Chair), Norman, Ross, Smith and Ward. The members of the Governance Committee are Messrs. Norman (Chair), Ward and Smith. The members of the Audit Committee are Ms. Cohen and Messrs. Ross (Chair), Kroon and Grossman. The Board determined that Mr. Ross meets the requirements necessary to serve as an audit committee financial expert and that the Audit Committee members are “financially literate” for purposes of the NYSE listing standards.

The Audit Committee met 5 times during the fiscal year ended December 31, 2007 and operates pursuant to a written charter adopted by the Board. A current copy of the charter is not available on the

Fund’s website, but is attached hereto as Exhibit A. The main function of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund’s independent registered public accounting firm and the performance of the Fund’s internal control systems and independent registered public accounting firm.

The Nominating Committee, which met once during the fiscal year ended December 31, 2007, operates pursuant to a written charter adopted by the Board. A current copy of the charter is not available on the Fund’s website, but is attached hereto as Exhibit B. The main functions of the Nominating Committee are to (i) identify individuals qualified to become Directors in the event that a position is vacated or created, (ii) select the Director nominees for the next annual meeting of stockholders and (iii) set any necessary standards or qualifications for service on the Board. The Nominating Committee will consider Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the charter.

The Nominating Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate’s character, integrity, ability and judgment, (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Board members. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) the Advisor, (iv) the Fund’s stockholders (see above) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

The Contract Review Committee met once during the fiscal year ended December 31, 2007 and operates pursuant to a written charter adopted by the Board. The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Advisor and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Advisor.

The Governance Committee met 8 times during the fiscal year ended December 31, 2007 and operates pursuant to a written charter adopted by the Board. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee oversees, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee and the process for securing insurance coverage for the Board.

Audit Committee Report

The Audit Committee has met with PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, to discuss the scope of the audit engagement, review the Fund’s financial statements, and discuss the statements and audit results with management. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the Statement on Auditing Standards 61, received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1 and discussed with PricewaterhouseCoopers LLP the independent registered public accounting firm’s independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for the last fiscal year for filing with the Securities and Exchange Commission.

[            ], 2008

Submitted by the Audit Committee of the Fund’s Board of Directors

Bonnie Cohen

George Grossman

Richard E. Kroon

Frank K. Ross

*                *                *

As of December 31, 2007, the Directors and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund.

The table below sets forth the beneficial ownership as of [            ], 2008 of each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by the Fund to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund’s stock.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class
A group led by Western Investment LLC, and including seven other members[1]	3,050,912.798	5.2%

As of December 31, 2007, none of the Independent Directors nor any of their immediate family members owned any securities of the Advisor or any person directly or indirectly controlling, controlled by or under common control with the Advisor.

1	Information regarding group membership and shareholdings was obtained from the Schedule 13D/A filed by the group with the Securities and Exchange Commission (the “SEC”) on January 22, 2008. According to that Schedule 13D/A, the members of the group are Western Investment LLC, Western Investment Hedged Partners L.P., Western Investment Activism Partners LLC, Western Investment Total Return Fund Ltd., Western Investment Total Return Partners L.P., Arthur D. Lipson, William J. Roberts and Matthew S. Crouse.

The following table provides information concerning the dollar range of the Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers fund complex by each Director.

	Dollar Range of Equity Securities in the Fund as of December 31, 2007	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Fund Complex as of December 31, 2007
Martin Cohen*	Over $100,000	Over $100,000
Robert H. Steers*	Over $100,000	Over $100,000
Bonnie Cohen	$10,001–$50,000	Over $100,000
George Grossman	$10,001–$50,000	Over $100,000
Richard E. Kroon	$1–$10,000	$50,001–$100,000
Richard J. Norman	Over $100,000	Over $100,000
Frank K. Ross	None	Over $100,000
Willard H. Smith Jr.	Over $100,000	Over $100,000
C. Edward Ward, Jr.	$1–$10,000	$50,001–$100,000

*	Interested Director.

Compensation of Directors and Officers. Independent Directors of the Fund are paid by the Fund an annual retainer of $4,500 and a fee of $500 for each regular meeting attended and are reimbursed for the expenses of attendance at such meetings. For the fiscal year ended December 31, 2007, such fees and expenses paid by the Fund totaled $50,027.

Additionally, the Audit Committee chairman is paid $15,000 per year in the aggregate for his service as Chairman of the Audit Committee of the Fund and of all of the other funds in the Cohen & Steers fund complex, the Contract Review and Governance Committee chairmen are each paid $10,000 per year in the aggregate for their work in connection with the Fund and all of the other funds in the Cohen & Steers fund complex and the lead Director is paid $50,000 per year in the aggregate for his service as lead Director of the Fund and of all of the other funds in the Cohen & Steers fund complex.

The following table sets forth information regarding compensation of Directors by the Fund for the fiscal year ended December 31, 2007 and by the Cohen & Steers fund complex for the calendar year ended December 31, 2007. Officers of the Fund, other than the Chief Compliance Officer, who receives less than $60,000 from the Fund and the other Funds in the Cohen & Steers fund complex, and Interested Directors of the Fund do not receive any compensation from the Fund or any other fund in the Cohen & Steers fund complex. In this proxy statement, the “Cohen & Steers fund complex” refers to 22 open- and closed-end registered investment companies for which the Advisor serves as investment manager. The Directors do not receive any pension or retirement benefits from the Cohen & Steers fund complex.

Compensation Table Year Ended December 31, 2007

Name of Person, Position	Aggregate Compensation from Fund	Total Compensation Paid to Directors by Fund Complex
Martin Cohen*, Director and Co-Chairman	$0	$0
Robert H. Steers*, Director and Co-Chairman	$0	$0
Bonnie Cohen, Director	$6,500	$138,125
George Grossman, Director	$6,971	$148,125
Richard E. Kroon, Lead Director	$8,856	$188,125
Richard J. Norman, Director	$6,971	$148,125
Frank K. Ross, Director	$7,206	$153,125
Willard H. Smith Jr., Director	$6,500	$138,125
C. Edward Ward, Jr., Director	$6,500	$138,125

*	Interested Director.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Exchange Act, and Section 30(h) of the Act, as applied to the Fund, require certain of the Fund’s officers, Directors, the Advisor, affiliates of the Advisor, and persons who beneficially own more than 10% of the Fund’s outstanding securities to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC. Those persons are required by SEC regulations to furnish the Fund with copies of all filings. To the Fund’s knowledge, all of its officers, Directors and holders of more than 10% of its stock complied with all filing requirements under Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2007.

*                *                *

Under the Fund’s by-laws, as described above, assuming the presence of a quorum, nominees receiving the affirmative vote of a plurality of the votes cast at the Meeting will be elected as Directors.

Each individual who has been nominated by the Board of Directors of the Fund for election at this Meeting was previously elected by the stockholders of the Fund and is currently serving as a Director.

The Board of Directors, including the Independent Directors, unanimously recommends that the stockholders of the Fund vote FOR the election of each Board nominee to serve as a Director of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The members of the Audit Committee, at a meeting held on [            ], 2008, selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the accounts of the Fund for the fiscal year ending December 31, 2008. Their selection will be submitted for ratification and approval by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Independent Directors and who are “independent” as defined in the NYSE listing standards, at the Board’s next regularly scheduled quarterly meeting. A representative of PricewaterhouseCoopers LLP is expected to be available for the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors meets at least twice each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, and to review the financial statements of the Fund and the results of their examination thereof.

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

Aggregate fees billed to the Fund for the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP were as follows:

	2007	2006
Audit Fees	$58,100	$69,030
Audit-Related Fees	$110,500	$128,000
Tax Fees	$14,500	$13,500
All Other Fees	—	—

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the Fund’s Auction Market Preferred Shares. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by PricewaterhouseCoopers LLP for the last two fiscal years for non-audit services provided to the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund (collectively with the Advisor, “Service Affiliates”), where the engagement relates directly to the operations and financial reporting of the Fund and which were pre-approved by the Audit Committee, were as follows:

	2007	2006
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$85,000	$65,000

These other fees for 2006 were billed in connection with internal control reviews and AIMR performance reviews, and for 2007 in connection with internal control reviews.

The Audit Committee is required to pre-approve audit and non-audit services performed for the Fund by its principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the Fund’s principal accountant for any Service Affiliate, if the engagement for services relates directly to the operations and financial reporting of the Fund.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the Fund’s principal accountant to the Advisor.

The aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Fund and for non-audit services rendered to Service Affiliates for the fiscal years ended December 31, 2007 and December 31, 2006 were $210,000 and $206,500, respectively.

The Audit Committee considered whether the provision of non-audit services that were rendered to Service Affiliates that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

CERTAIN INFORMATION REGARDING THE INVESTMENT MANAGER AND THE ADMINISTRATOR

The Fund has retained the Advisor, Cohen & Steers Capital Management, Inc., a New York corporation with offices at 280 Park Avenue, New York, New York 10017, to serve as its investment manager and administrator under an investment management agreement dated January 27, 2004 and an administration agreement dated January 27, 2004. Martin Cohen and Robert H. Steers are “controlling persons” of the Advisor on the basis of their ownership of more than 25% of the stock of the Advisor’s parent company, CNS. Their address is 280 Park Avenue, New York, New York 10017. State Street Bank and Trust Company, with offices at One Lincoln Street, Boston, Massachusetts 02111, serves as subadministrator for the Fund.

OFFICERS OF THE FUND

The principal officers of the Fund and their recent professional experience, as reported by them to the Fund, are set forth below. The address of each of the Fund’s officers is c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017.

Robert H. Steers, Co-Chairman of the Board (see Proposal One, “Election of Directors,” at page [    ] for biographical information).

Martin Cohen, Co-Chairman (see Proposal One, “Election of Directors,” at page [    ] for biographical information).

Adam M. Derechin, President and Chief Executive Officer, age 43, joined the Advisor in 1993 and has been the Chief Operating Officer since 2003 and prior to that was a Senior Vice President, since 1998.

Joseph M. Harvey, Vice President, age 44, joined the Advisor in 1992 and has served as President since 2003 and prior to that was a Senior Vice President.

James S. Corl, Vice President, age 41, joined the Advisor in 1997 and has been Executive Vice President since 2004. Prior to that he was Senior Vice President of the Advisor.

Robert Becker, Vice President, age 38, joined the Advisor in 2003 as a Senior Vice President. Prior to joining the Advisor, he was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments.

William F. Scapell, Vice President, age 40, joined the Advisor in 2003 as a Senior Vice President. Prior to joining the Advisor, he was the chief strategist for preferred securities at Merrill Lynch & Co.

Thomas N. Bohjalian, Vice President, age 42, joined the Advisor in 2002 and has been Senior Vice President since 2006. Prior to that he was Vice President of the Advisor from 2003 through 2005. Prior to joining the Advisor, he was a Vice President at AEW Capital Management.

Francis C. Poli, Secretary, age 45, joined the Advisor in 2007 as Executive Vice President, Secretary and General Counsel. Prior to that, he served as Chief Legal Officer of Allianz Global Investors of America LP.

James Giallanza, Treasurer, age 41, joined the Advisor in 2006 as Senior Vice President. Prior thereto, he was Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formerly Citigroup Asset Management) fund complex from August 2004 to September 2006 and was Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.

Lisa Phelan, Chief Compliance Officer, age 39, joined the Advisor in 2004 and has been Vice President and Director of Compliance since 2006. Prior to joining the Advisor she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004. Prior to that, she served as First Vice President, Risk Management, for Prudential Securities, Inc.

Tina M. Payne, Assistant Secretary, age 33, joined the Advisor in 2007 as Vice President and Associate General Counsel. Prior to that, she served as Vice President and Counsel at PFPC Inc. (a financial services company) from 2003 to 2007. Prior to that, she served as an Associate at Stradley, Ronon, Stevens and Young, LLC.

SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

All proposals by stockholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in 2009, must be received by the Fund (addressed to Cohen & Steers REIT and Utility Income Fund, Inc., 280 Park Avenue, New York, New York 10017) for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than [            ], 2008. Any stockholder who desires to bring a proposal for consideration at the Fund’s 2009 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to Cohen & Steers REIT and Utility Income Fund, Inc., 280 Park Avenue, New York, New York 10017) during the 30 day period from [            ], 2008 to [            ], 2008. All stockholder proposals must include the information required by the Fund’s by-laws.

STOCKHOLDER COMMUNICATIONS

Stockholders may send written communications to the Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017. Stockholder communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

PROXY SOLICITOR

The Altman Group has been retained to assist in the solicitation and tracking of proxies at an expected cost of up to $50,000, although actual costs may be substantially higher. The expenses of the preparation of this Proxy Statement and related materials, including printing and delivery costs, and proxy solicitation costs will be borne by the Fund. Stockholders can contact The Altman Group at (800) 290-1473 with any additional questions.

OTHER MATTERS

The Board of Directors does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

VOTES REQUIRED

The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Meeting is required to constitute a quorum at the Meeting. The election of the Directors, as set forth in Proposal One, will require the affirmative vote of a plurality of the votes cast at the Meeting.

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and at the discretion of the proxies named in the proxy card for any other matters properly brought before the Meeting.

By order of the Board of Directors,
/s/ Francis C. Poli
FRANCIS C. POLI
Secretary

[            ], 2008

New York, New York

EXHIBIT A

COHEN & STEERS FUNDS

Audit Committee Charter

The Board of Directors (the “Board”) of each of the Cohen & Steers funds (each, a “Fund” and collectively, the “Funds”), has adopted this Charter to govern the activities of the Audit Committee (the “Committee”) with respect to its oversight of the Fund. This Charter supercedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal audit function and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission (the “SEC”) rules to be included in the Fund’s annual proxy statement, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent auditors. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. It is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Directors reasonably believe to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Directors reasonably believe are within the person’s professional or expert competence; or (3) a Board committee of which the Directors are not members.

Membership

The Committee shall be comprised of as many directors as the Board shall determine, but, in any event, no less than three. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in the rule) under the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and, with respect to New York Stock Exchange (“NYSE”) listed Funds, under applicable listing standards of the NYSE. In addition, with respect to listed funds, each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards. The Board shall determine annually whether: (i) the Committee has at least one member who is an “audit committee financial expert” (“ACFE”), as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002, and (ii) with respect to NYSE listed Funds, simultaneous service on more than three public company audit committees by a member of the Committee would not impair the ability of such member to effectively serve on the Committee. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the 1940 Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for overseeing the work of the independent auditors and be responsible for the resolution of disagreements between management and the independent auditors relating to financial reporting.

2. Consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard No. 1. In particular, the Committee should consider whether: (i) the provision of each non-audit service to the Fund by the Fund’s independent auditors is compatible with maintaining the independence of such independent auditors and (ii) the provision of each non-audit service to the Fund’s investment adviser or any adviser affiliate (as defined below) that provides ongoing services to the Fund is compatible with maintaining the independence of such independent auditors.

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment adviser (including any sub-advisers) or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures pursuant to which these services are approved other than by the full Committee.

4. Review the fees charged by the independent auditors to the Fund, the investment adviser and certain affiliates of the investment adviser for audit, audit related and permitted non-audit services.

5. Set clear policies for the hiring of employees or former employees of the Fund’s independent auditors by the Fund, the Fund’s investment adviser, or an adviser affiliate.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures; (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any issues; and (iii) all relationships between the independent auditors and the Fund.

7. Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and stockholders of the Fund.

8. Discuss with management and the independent auditors the Fund’s audited financial statements, including any narrative discussion by management concerning the Fund’s financial condition and investment performance; discuss with the independent auditors matters required by Statement of Accounting Standards No. 61 and any other matters required to be reported to the Committee under applicable law, including, without limitation, any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

9. Review the Fund’s unaudited financial statements with Fund management and the Fund’s independent auditors.

10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management management’s guidelines and policies with respect to risk assessment and risk management.

12. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each release of this information.

13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment adviser, administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund or of concerns regarding questionable accounting or auditing matters.

14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting and to address reports received from attorneys relating to the possible violation of federal or state law or fiduciary duty.

15. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17. Receive and review annually a written report from the Fund’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the Fund’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; and (iii) material written communications between the auditor and management of the Fund, such as any management letter or schedule of unadjusted differences.

18. Receive and consider specific representations from the Fund’s independent auditors with respect to audit partner rotation and conflicts of interest as described in Section 10A(l) of the 1934 Act.

19. Consider information and comments from the Fund’s independent auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments.

20. Consider information and comments from the Fund’s independent auditors with respect to, and meet with such independent auditors to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by such independent auditors, and to review the independent auditors’ opinion on the Fund’s financial statements.

21. Receive reports from the Fund’s principal executive officer and principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of the Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and the identification for the Fund’s independent auditors of any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

22. Perform such other functions consistent with this Charter, the Articles of Incorporation and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee; provided, however, that the Committee may not delegate its responsibilities in Item 1 above. Among other things, the subcommittee may act on behalf of the Committee to pre-approve services proposed to be provided by the independent auditors which have not otherwise been approved at a meeting of the Committee. The subcommittee shall inform the other members of the Committee of any services pre-approved pursuant to the foregoing in due course, or in any event, at the next meeting of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors, with Fund management, and with those persons responsible for the Fund’s internal audit function, if any. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate. The Committee may request any officer or employee of Cohen & Steers or the Fund’s legal counsel (or counsel to the Board members who are not “interested persons” of the Fund) or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Any action of the Committee requires the vote of a majority of the Committee members present, whether in person or otherwise, at the meeting at which such action is considered. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: (i) compensation of the Fund’s independent auditors for the preparation or issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review its performance at least annually. The Committee shall assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with the NYSE in connection with any NYSE listed Fund.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Adopted March 2004

Last revised January 2007

EXHIBIT B

THE COHEN & STEERS FUNDS

Nominating Committee Charter

The Board of Directors (the “Board”) of each of the Cohen & Steers funds (each, a “Fund” and collectively, the “Funds”), has adopted this Charter to govern the activities of its Nominating Committee (the “Committee”).

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to select the Director nominees for the next annual meeting of stockholders and (iii) to set any necessary standards or qualifications for service on the Board.

Organization and Governance

The Committee shall be comprised of as many Directors as the Board shall determine, but in any event not less than two (2) Directors. The Committee must consist entirely of Board members who are not “interested persons” of the Fund (“Independent Directors”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary.

Qualifications for Director Nominees

The Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate’s character, integrity, ability and judgment (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with Cohen & Steers, Fund service providers or their affiliates and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Committee members.

Sources For Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) Cohen & Steers and/or the Fund’s other investment advisers, if any, (iv) the Fund’s stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended By Stockholders

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Delegation

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Adopted March 2004

Last revised January 2007

APPENDIX A

Procedures for Stockholders to Submit Nominee Candidates

(As of March 2, 2004)

A Fund shareholder must follow these procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (the “SEC”) (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a director if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

DETACH PROXY CARD HERE

COHEN & STEERS REIT AND UTILITY INCOME FUND

280 Park Avenue

New York, NY 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Lester J. Lay and Lisa R. Savitzky, or either of them, proxies for the undersigned, with full power of substitution in each of them, to vote all the common stock of Cohen & Steers REIT and Utility Income Fund (the “Fund”) registered in the name of the undersigned and otherwise to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on [__________], 2008 at [____], and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The Board of Directors of the Fund recommends a vote FOR each of the nominees for director.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. If the shares are held jointly, each holder should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

DETACH PROXY CARD HERE

Please Sign, Date and Return

the Proxy Card Promptly Using

the Enclosed Envelope.

Votes must be indicated

(x) in Black or Blue ink.

COHEN & STEERS REIT AND UTILITY INCOME FUND

COMMON SHARES

1. To elect two Directors of the Fund, to serve until the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualify. Nominees: (01) Bonnie Cohen and (02) Richard E. Kroon

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponements or adjournments thereof.

FOR ALL NOMINEES

WITHHELD FROM ALL NOMINEES

The Shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournments or postponements thereof.

(Instruction: To withhold authority for an individual nominee, write that nominee’s name on the line provided below.)

Mark box at right if an address change or comment has been noted on the reverse of this card.

*Exceptions

S C A N L I N E

Note: Please be sure to sign and date this proxy.

Date Share Owner sign here

Co-Owner sign here

DETACH PROXY CARD HERE

COHEN & STEERS REIT AND UTILITY INCOME FUND

280 Park Avenue

New York, NY 10017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Lester J. Lay and Lisa R. Savitzky, or either of them, proxies for the undersigned, with full power of substitution in each of them, to vote all the Auction Market Preferred Shares of Cohen & Steers REIT and Utility Income Fund (the “Fund”) registered in the name of the undersigned and otherwise to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, New York 10017 on [__________], 2008 at [____], and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The Board of Directors of the Fund recommends a vote FOR each of the nominees for director.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. If the shares are held jointly, each holder should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

(Continued on the reverse)

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS?

DETACH PROXY CARD HERE

Please Sign, Date and Return

the Proxy Card Promptly Using

the Enclosed Envelope.

Votes must be indicated

(x) in Black or Blue ink.

COHEN & STEERS REIT AND UTILITY INCOME FUND

AUCTION MARKET PREFERRED SHARES

1. To elect three Directors of the Fund, to serve until the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualify. Nominees: (01) Bonnie Cohen; (02) Richard E. Kroon and (03) Willard H. Smith Jr.

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponements or adjournments thereof.

FOR ALL NOMINEES

WITHHELD FROM ALL NOMINEES

The Shares of Auction Market Preferred Shares represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR the election of all the nominees for Director. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournments or postponements thereof.

(Instruction: To withhold authority for an individual nominee, write that nominee’s name on the line provided below.)

Mark box at right if an address change or comment has been noted on the reverse of this card.

*Exceptions

S C A N L I N E

Note: Please be sure to sign and date this proxy.

Date Share Owner sign here

Co-Owner sign here